Commitments and Contingencies	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 13. Commitments and Contingencies

Lease Commitments

We currently lease two facilities, with approximately 11,900 square feet of corporate, research and development, and warehouse facilities, located in Lake Forest, California (“Lake Forest Facility”) and approximately 4,100 square feet of corporate facilities located in San Diego, California (“San Diego Facility”). In June 2010, the Company entered into a third amendment to the Lake Forest Facility lease and extended the lease for sixty months commencing July 1, 2010 with a right to cancel the lease with a minimum of 120 day written notice at any time after December 31, 2012 and adjusted the base lease payments to a range over the life of the agreement of $7,010 per month to $8,911 per month, plus operating expenses. On April 11, 2011, the Company entered into an office service agreement with Regis Management Group, LLC (Lessor) for six (6) executive offices in San Diego which the Company terminated effective December 31, 2011. Aggregate base lease payments for these offices were approximately $9,250 per month. On November 28, 2011, the Company entered into a lease agreement for the San Diego Facility for a thirty six month period ending December 31, 2014. Base lease payments range over the life of the agreement of $8,621 per month to $9,442 per month, plus operating expenses.

Total rental expense was approximately $235,000 and $170,000 for the years ended March 31, 2012 and 2011, respectively.

Future annual minimum payments under operating leases are as follows:

Years Ending March 31:
2013	$187,443
2014	212,949
2015	192,966
2016	26,733
2017	—

$620,091

Consulting and Engineering Services

Effective November 1, 2010, the Company entered into a Second Amendment to Master Consulting and Engineering Services Agreement (the “Second Amendment”) with KLATU Networks, LLC (“KLATU”), which amended the Master Consulting and Engineering Services Agreement between the parties dated as of October 9, 2007 (the “Agreement”), as amended by the First Amendment to Master Consulting and Engineering Services Agreement between the parties dated as of April 23, 2009. The parties entered into the Second Amendment to clarify their mutual intent and understanding that all license rights granted to the Company under the Agreement, as amended, shall survive any termination or expiration of the Agreement. In addition, in recognition that the Company has paid KLATU less than the market rate for comparable services, the Second Amendment provides that if the Company terminates the Agreement without cause, which the Company has no intention of doing, or liquidates, KLATU shall be entitled to receive additional consideration for its services provided from the commencement of the Agreement through such date of termination, which additional compensation shall not be less than $2 million plus two times the “cost of work” (as defined in the Agreement). Any such additional compensation would be payable in three equal installments within 12 months following the date the amount of such additional compensation is determined.

The Master Consulting and Engineering Services Agreement dated October 9, 2007, as amended on April 23, 2009 and November 1, 2010, between CryoPort, Inc. and KLATU Networks, LLC provides a framework for KLATU to provide services to CryoPort. The agreement provides for one year terms ending on December 31 of each year, but it automatically renews for one year periods unless otherwise terminated. CryoPort can terminate the agreement upon 30 days notice. If CryoPort terminates the agreement, it has to pay KLATU a termination fee that will not be less than $2,000,000 plus two times the cost of work (as defined in the agreement) performed by KLATU under the agreement. Consulting fees for services provided by KLATU were $494,408 and $464,458 for the years ended March 31, 2012 and 2011, respectively.

Litigation

The Company may become a party to product litigation in the normal course of business. The Company accrues for open claims based on its historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving the Company that would have a material adverse effect upon the Company’s financial condition or results of operations.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheets.

The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the States of California and Nevada. In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement.

In connection with the Company’s agreement with FedEx pursuant to which the Company leases to FedEx its cryogenic shippers, the Company has agreed to indemnify and hold harmless FedEx, its directors, officers, employees and agents from and against any and all claims, demands, causes of action, losses, damages, judgments, injuries and liabilities, including payment of attorney’s fees. In addition, the Company has agreed to indemnify, defend and hold harmless FedEx, its Affiliates (including the corporate patent company), directors, officers, employees and agents from and against any and all Claims by third parties based on an allegation that the use of the Company’s shippers infringes on any United States or foreign intellectual property right of such third parties, including any potential royalty payments and other costs and damages, reasonable attorneys’ fees and out-of-pocket expenses reasonably incurred by FedEx. The duration of these indemnities survive the termination or expiration of the agreement.